FRONT SIDE:

      COMMON                         This Certificate is Transferable in
      STOCK                     New York, New York and Jersey City, New Jersey
    PAR VALUE
   TWENTY-FIVE CENTS
DS 6823
  Number

Incorporated Under                                  CUSIP 238100 20 0
the Laws of Delaware                        SEE REVERSE FOR CERTAIN DEFINITIONS


                              DATAPOINT CORPORATION

 THIS CERTIFIES THAT________________________________________________________




 IS THE OWNER OF ___________________________________________________________


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

     Datapoint Corporation transferable on the books of the company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the company and the signatures of its duly authorized officers. Dated

DATAPOINT
CORPORATE
SEAL                                COUNTERSIGNED AND REGISTERED:
DELAWARE                            CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                               TRANSFER AGENT
                                                               AND REGISTRAR

   Secretary              Chairman of the Board
                          and Chief Executive Officer      AUTHORIZED SIGNATURE


BACK SIDE:
                              DATAPOINT CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable law or regulations:

 TEN COM  -as tenants in common              UNIF GIFT MIN ACT - ..Custodian.
 TEN ENT  -as tenants by the entireties              (Cust)         (Minor)
 JT TEN   -as joint tenants with right of         under Uniform Gifts to Minors
           survivorship and not as tenants        Act____________
           in common                                   (State)
     Additional abbreviations may also be used though not in the above list.

         For value received, ____________ HEREBY SELL, ASSIGN AND TRANSFER UNTO Please Insert Social Security or Other
   Identifying Number of Assignee
______________________________________________________________________

_______________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________

     ___________________________________________________________________  Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_____________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.
Dated_______________


                                         ___________________________________